UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 28, 2014

Griffin-American Healthcare REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 31, 2014, we issued a letter to our stockholders regarding the suspension of our distribution reinvestment plan, or the DRIP, and share repurchase plan, or the SRP. A copy of the letter to stockholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01 Other Events.

Termination of Distribution Reinvestment Plan and Share Repurchase Plan

On October 28, 2013, our Board of Directors, or the Board, established a special committee which consists of all of our independent directors. The special committee was formed to consider and evaluate our strategic alternatives in conjunction with the special committee’s financial and legal advisors. At the recommendation of the special committee, on March 28, 2014, the Board unanimously approved the suspension of the DRIP and the SRP. Accordingly, beginning with the distributions declared by the Board for the month of April 2014, which are payable in May 2014, and continuing until such time as the Board may approve the resumption of the DRIP, if ever, all distributions declared by the Board will be paid to our stockholders in cash. Depending on how a stockholder's investment is held, we will mail checks to the stockholder's address as reflected in our records, or deposit the amount directly into the stockholder's brokerage account, for these distribution payments to stockholders who formerly participated in the DRIP. The suspension of the DRIP will not affect the payment of distributions to stockholders who previously received their distributions in cash.

With respect to the SRP, no requests submitted by stockholders with respect to the second quarter of 2014 will be fulfilled, and we will not process any requests for repurchase until such time as the Board may approve resumption of the SRP, if ever.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Letter to Stockholders of Griffin-American Healthcare REIT II, Inc., dated March 31, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

March 31, 2014	By:/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter to Stockholders of Griffin-American Healthcare REIT II, Inc., dated March 31, 2014